Management Discussion and Analysis

The beginning of the fiscal year (fourth quarter 2001) was dominated by a strong recovery in equity prices following the post-September 11 stock market crash. After a brief period of market stability at the beginning of 2002, stock prices began to fall again, hitting six-year lows in October 2002 on the back of an uncertain economic environment, corporate malfeasance and geopolitical uncertainty. On a global basis, European equities underperformed U.S. stocks, small caps outperformed larger cap stocks, and value stocks outperformed growth style stocks, which were driven lower by a sharp downturn in the technology sector. For the fiscal year ended October 31, 2002, the EurOpportunity Fund returned -34.57%, mainly affected by the sharp fall of technology stocks. During the fiscal year, the Dow Jones STOXX Small Cap Growth Index fell -29.26%, while other growth-oriented indexes such as the German Nemal all Shares fell -49.35% and the FTSE Techmark 100 Index fell -45.72% (all figures in U.S. dollars). Semiconductor stocks suffered the most (i.e., Soitec, SEZ, ASMI), followed by Information Technology services (i.e., Aten, Altran). Positive performance was attributable to more defensive holdings, such as Omega Pharma, Rheinmetall, Euronext, Bonduelle, Burberry, Stada and Anglo Irish Bank. During the fiscal year, the Fund increased its weight in telecom stocks, while reducing its exposure to the technology sector. At current prices, telecom stocks appear poised to recover, as weak fundamentals seem to have begun to show gradual improvement.

Schedule of Investments
October 31, 2002

Shares	Security Description	Value
Common Stocks (99%)
Banks (4%)
21,000	Anglo Irish Bank	$140,347
Basic Materials (1%)
3,000	SGL Carbon Ag (b)	23,614
Communications (18%)
23,000	Egg Plc (b)	50,823
5,000	Fox Kids Europe Nv (b)	20,198
6,800	Mobistar Sa (b)	132,297
7,000	SR Teleperformance	130,990
13,800	Tandberg Asa	149,423
10,000	Vodafone Telecel	68,911
3,700	Wavecom (b)	120,159
Consumer Cyclicals (17%)
16,300	Burberry Group Plc	62,219
1,000	Edscha Ag	24,307
49,500	GAME GROUP Plc	86,537
3,850	Medion Ag	149,426
1,900	Puma Ag	123,218
9,900	Punch Taverns Plc	37,480
1,100	Rodriguez Group	54,238
2,600	Tod’s Spa	79,184
Consumer Non-Cyclicals (19%)
2,500	Amplifon Spa	45,644
750	Bonduelle	50,532
800	Coloplast A/S (b)	57,044
3,300	Geest Plc	29,555
650	IHC Caland Nv	28,832
3,300	Intertek Testing Services Plc	22,715
12	Lindt & Spruengli Ag	69,933
4,500	MEDIDEP Sa (b)	60,906
1,800	Omega Pharma Sa	75,743
4,500	Perbio Science (b)	52,326
1,000	Rhone Klinikum Ag	37,624
5,700	Sanochemia Pharmazeuthika Ag (b)	46,842

Shares	Security Description	Value
1,700 Stada Arzneimittel Ag		$61,604
5,000 United Drug Plc		59,406
Financial (15%)
8,600 Aktiv Kapital		42,800
1,300 BB Biotech Ag		52,768
4,800 BB Medtech Ag		63,915
2,000 Converium Holding Ag		80,775
8,000 Corporation Mapfre Sa		54,099
3,000 Euronext		59,703
12,000 Intrum Justitia		52,408
17,900 London Stock Exchange Plc		92,829
800 Pierre & Vacances		50,297
Industrial (9%)
2,300 DSV, De Sammensluttede Vognmaend		52,113
400 Inficon Holding Ag (b)		17,483
2,200 Jenoptik Ag		26,749
2,400 Munters		51,359
1,000 Norbert Dentressangle		23,366
4,000 Rheinmetall Ag		45,584
900 Sagem Sa		66,208
3,500 Singulus Technologies (b)		60,089
Technology (10%)
4,000 Alten (b)		32,475
21,000 ARM Holdings Plc (b)		18,562
2,500 ASM International Nv (b)		31,436
15,500 BE Semiconductor Industries Nv (b)		73,663
3,200 Logitech International Sa (b)		105,170
2,900 Neopost Sa (b)		101,069
7,000 Silicon-On-Insulator Technologies (b)		22,386

Investment Companies (6%)
222,703 Bunker Hill Money Market Fund		222,703

Total (Cost - $4,410,887) (a) (99%)		3,652,086
Other Assets, net of Liabilities (1%)		21,002

Net Assets (100%)		$3,673,088

(a) This also represents cost for federal income tax purposes an differs from Value by unrealized appreciation (depreciation) of securities as follows:
Unrealized appreciation		223,959
Unrealized depreciation		(982,761)

Net unrealized depreciation		(758,802)
(b) Non-income producing security

See notes to financial statements.

Statement of Assets & Liabilities
October 31, 2002

Assets:
Investments, at value*	$3,652,086
Foreign cash	11,855
Receivable for:
Interest and dividends	11,069
Fund shares sold	470
Receivable from advisor	2,790
Other assets	34,895

Total Assets	3,713,165
Liabilities:
Payable for fund shares redeemed	16,974
Accrued expenses:
Administration fees	240
Trustee fees and expenses	135
Other liabilities	22,728

Total Liabilities	40,077

NET ASSETS	$3,673,088
Net Assets:
Paid in capital	$33,172,673
Accumulated net realized losses from investments	-27,742,465
Net unrealized appreciation (depreciation) from:
Investments	-982,761
Translation of assets and liabilities in foreign currency	225,641

Net Assets	$3,673,088
Outstanding shares of beneficial interest	743,908
Net Asset Value-offering and redemption price per share	$4.94
*Investments, at cost	$4,410,887

See notes to financial statements.

Statement of Operations
For the year ended October 31, 2002

Investment Income:
Dividend income	$31,936
Income from affiliated investments (Note 2)	5,103
Foreign tax withholding	-3,713

Total Investment Income	33,326
Expenses:
Investment advisory	67,875
Administration	6,787
Custodian	20,426
Transfer agent	36,131
Registration and filing	14,702
Trustee fees and expenses	2,375
Pricing	5,275
Accounting fees	3,134
Insurance	2,458
Audit fees	24,265
Other expense	2,542

Gross Expenses	185,970
Custodian credits	-35
Expense subsidy	-96,855

Net Expenses	89,080

Net Investment Loss	-55,754
Net Realized and Unrealized Gain (Loss) on Investments
Net realized losses from:
Investments	-13,034,818
Foreign currency transactions	-1,233,878
Futures	-26,678
Change in net unrealized appreciation (depreciation) from:
Investments	11,009,172
Foreign currency transaction	1,677,578

Net Realized and Unrealized Loss on Investments	-1,608,624
Net Decrease in Net Assets Resulting from Operations	$-1,664,378

See notes to financial statements.

Statement of Changes in Net Assets
For the year ended October 31st

Decrease in Net Assets:	2002	2001
From Operations:
Net investment loss	-55,754	-215,247
Net realized loss on investments	-14,295,374	-16,103,088
Change in net unrealized appreciation (depreciation)	12,686,750	-14,129,351

Change in Net Assets from Operations	-1,664,378	-30,447,686
From Distributions to Shareholders	—	—
From Capital Share Transactions:
Proceeds from fund shares sold	19,175,772	70,883,066
Reinvestment of distributions
Cost of fund share redeemed	-26,311,921	-90,979,679

Change in Net Assets from Capital Transactions	-7,136,149	-20,096,613
Total Change in Net Assets	-8,800,527	-50,544,299
Net Assets:
Beginning of year	12,473,615	63,017,914

End of year	3,673,088	12,473,615
Fund Shares of Beneficial Interest:
Outstanding shares beginning of period	1,652,046	3,756,308
Shares sold	2,706,142	6,543,638
Shares issued in reinvestment of dividends
Shares redeemed	-3,614,280	-8,647,900

Outstanding shares end of period	743,908	1,652,046
Long Term Investment Activity:
Purchase of investments (excluding government)	5,264,071
Sale of investments (excluding government)	14,615,406
Purchase of government securities	—
Sale of government securities	—

See notes to financial statements.

Notes to Financial Statements
For the year ended October 31, 2002

1.    Organization and Related Matters
The Payden & Rygel Investment Group (“Paydenfunds” or the “Funds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The EurOpportunity Fund (the “Fund”) is a series of the Paydenfunds. Subsequent to fiscal year end the Fund was liquidated (see Note 5).

2.    Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation
Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised. There was no current year impact to the Fund.

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities, other assets and liabilities denominated in a foreign currency, are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Futures Contracts
The Fund may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund may invest in these futures contracts to allow the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid semiannually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes
It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in the Fund’s tax return.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying financial statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Line of Credit
The Paydenfunds have entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. The Fund did not take a loan during the period, nor did the Fund have a loan outstanding at the end of the period.

Affiliated Investment
The Fund invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by the Fund for the year is disclosed in the statement of operations.

Custodian Credits
The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are disclosed in the statement of operations.

Other
Shared expenses incurred by the Paydenfunds are allocated among the Funds on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.    Related Party Transactions
Payden & Rygel (the “Adviser”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.80%.

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.05% of the Fund’s average daily net assets on an annualized basis.

The Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee.

The deferred expense subsidy of $322,412 represents the cumulative amount of expenses subsidized for the Fund through the end of the year. It is not recorded as a liability in the statement of assets and liabilities, but is recognized as net expense in the statements of operations in future periods, if expense limits permit.

The Adviser has entered into sub-advisory agreements with Metzler/Payden LLC where the Adviser passes through to the sub-adviser 100% of its advisory fee earned and payable. The sub-adviser fee does not represent a separate or additional charge to the Fund. Metzler/Payden LLC is a joint venture between the Adviser and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in Frankfurt, Germany. Metzler/Payden LLC is owned on an equal basis by the Adviser and by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.08%.

Under a distribution agreement with the Fund, Payden & Rygel Distributors is not entitled to receive any fees from the Fund.

The Fund employs a redemption fee on shareholders payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Fund are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Fund.

4.    Name Change
On February 27, 2002 the Board of Trustees approved the name change for the Fund from the European Aggressive Growth Fund to the EurOpportunity Fund.

5.    Fund Termination
On October 17, 2002 the Board of Trustees approved the liquidation of the Fund. This occurred on November 29, 2002, at which time all portfolio holdings were liquidated and shareholder balances were transferred to other Paydenfunds or paid in cash.

Financial Highlights
For a share outstanding during the period ended October 31st

	2002	2001	2000	1999
Net asset value – beginning of period	$7.55	$16.78	$11.28	$10.00

Income (loss) from investment activities:
Net investment income	0.00	-0.07	-0.02	0.03
Net realized and unrealized gains (losses)	-2.61	-9.16	5.53	1.25

Total from investment activities	-2.61	-9.23	5.51	1.28
Distributions to shareholders from net investment income:	0.00	0.00	-0.01	0.00

Net asset value – end of period	$4.94	$7.55	$16.78	$11.28

Total Return *	-34.57%	-55.00%	48.83%	12.80%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,673	$12,474	$63,018	$10,187
Ratio of gross expense to average net assets**	2.20%	1.31%	1.22%	2.89%
Ratio of net expense to average net assets**	1.05%	1.05%	1.05%	0.95%
Ratio of investment income less gross expenses to average net assets**	-1.81%	-0.87%	-0.48%	-1.63%
Ratio of net investment income to average net assets**	-0.66%	-0.61%	-0.31%	0.31%
Portfolio turnover rate**	65%	16%	73%	18%

The Fund commenced operations on June 17, 1999.

*	Not annualized for periods less than one year
**	Annualized for periods less than one year

See notes to financial statements.

Independent Auditors’ Report

To the Shareholders and Board of Trustees
Payden EurOpportunity Fund:

We have audited the accompanying statement of assets and liabilities of Payden EurOpportunity Fund (the “Fund”) (formerly, European Aggressive Growth Fund), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the financial statements, on October 17, 2002 the Board of Trustees approved the liquidation of the Fund. This liquidation occurred on November 29, 2002.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 18, 2002

Trustees and Officers

Name, Address and Age	Position with Fund	Year Elected	Principal Occupation(s) Past 5 Years	Funds Series	Other Directorships Held
Trustees 333 S. Grand Avenue Los Angeles CA 90071

W.D. Hilton, Jr. Age 55	Independent Trustee	1993
President and CEO, Trust Services, Inc. (since 1997); Executive Director (since 1999) and previously Managing Trustee, NGC Settlement Trust, and President, Asbestos Claims Management Corporation (since 1999)
				All	Trustee, The Metzler/Payden Investment Group

James Clayburn LaForce Age 73	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All
Trustee, The Metzler/Payden Investment Group; Director, The Timken Company; Trustee, PIC Investment Trust, Growth, Balanced, Mid Cap and Small Cap Portfolios, Institutional Money Market Fund and Advisors Series Trust; Director, Black Closed End Fund; Director, Trust for Investment Managers; Director, Parsons Engineering Group

Gerald S. Levey, M.D. Age 65	Independent Trustee	2000	Provost, Medical Sciences, and Dean, School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr. Age 57	Independent Trustee	1993	President and CEO, Automobile Club of Southern California	All	Director, Newhall Land and Farming Company; Director, Blue Shield of California

Dennis C. Poulsen Age 59	Independent Trustee	1992	Chairman and CEO, Rose Hills Company (since 2002), previously Chairman of the Board	All	Director, Rose Hills Company
Stender E. Sweeney Age 61	Independent Trustee	1992	Private Investor	All

Joan A. Payden Age 70	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff Age 37	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel	All

Mary Beth Syal Age 39	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All
Officers

Joan A. Payden Age 70	Chairman and CEO	1992	President, CEO and Director Payden & Rygel	All

Yot Chattrabhuti Age 46	Vice President	1997	Senior Vice President, Mutual Fund Operations, Payden & Rygel	All

Bradley F. Hersh Age 33	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel (since 1998); previously Assistant Controller Sierra Capital Management	All

David L. Wagner Age 51	Vice President	1996	Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock Age 51	Secretary	1997	Managing Principal, General Counsel and Payden & Rygel	All